Subsequent Events	9 Months Ended
Sep. 30, 2025
Subsequent Events
Subsequent Events
14.
Subsequent Events

Subsequent to September 30, 2025, the Company undertook the following significant events:

Public Offering

On October 20, 2025, the Company closed an underwritten public offering of 29,885,057 common shares at a price $4.35 per share for gross proceeds of approximately $130.0 million, and net proceeds of approximately $122.2 million, post commission. The Company granted the underwriters an option to purchase up to an additional 4,482,758 common shares at the same price, exercisable for 30 days following October 16, 2025.

ATM Share Issuances

The Company issued 747,500 common shares at an average price of $4.28 per share under the current ATM program, providing gross and net proceeds of $3.2 million and $3.1 million, respectively.